SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 4, 2002
                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




      OHIO                       File No. 1-5964                    23-0334400
      ----                       ---------------                    ----------
  (State or other               (Commission File                 (IRS Employer
  jurisdiction of               Number)                          Identification
  incorporation)                                                 Number)


       P.O. Box 834, Valley Forge, Pennsylvania          19482
       ----------------------------------------          -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

Appended hereto as Exhibit 99.1 is a copy of an employment agreement for Matthew
J. Espe, President and Chief Executive Officer of the Registrant.

c. The following  exhibits are furnished in  accordance  with the  provisions of
Item 601 of Regulation S-K:

   (99.1) Employment Agreement for Matthew J. Espe.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              IKON OFFICE SOLUTIONS, INC.




                                              By:   /s/ WILLIAM S. URKIEL
                                                   -----------------------------
                                                       William S. Urkiel
                                                       Senior Vice President and
                                                       Chief Financial Officer



Dated:  November 4, 2002